[TRANSOCEAN LOGO]

The information contained in this Monthly Fleet Update report (the "Information") is as of the date of the report only and is subject to change without notice to the recipient. Transocean Inc. assumes no duty to update any portion of the Information.

DISCLAIMER. NEITHER TRANSOCEAN INC. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED "AS IS." Neither Transocean Inc. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

NO UNAUTHORIZED PUBLICATION OR USE. All information provided by Transocean Inc. in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean Inc.

CLIENT CONTRACT DURATION AND DAYRATES AND RISKS ASSOCIATED WITH OPERATIONS. The duration of the client contracts is the estimated duration only, and client contracts are subject to cancellation or suspension for a variety of reasons, including some beyond the control of Transocean Inc. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean Inc.

Our client contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC's website at www.sec.gov.

THIS REPORT DOES NOT INCLUDE CONTRACT STATUS INFORMATION FOR THE FLEET OF TODCO, A PUBLICLY TRADED DRILLING COMPANY IN WHICH TRANSOCEAN OWNS A MAJORITY INTEREST.

NEW FLEET CLASSIFICATION. TRANSOCEAN INC. HAS CREATED A NEW RIG CLASSIFICATION TO ITS LISTING OF SEMISUBMERSIBLE RIGS AND DRILLSHIPS TO BETTER REFLECT THE COMPANY'S STRATEGIC FOCUS ON THE OWNERSHIP AND OPERATION OF PREMIUM, HIGH SPECIFICATION FLOATING RIGS. THE NEW RIG CLASSIFICATION, "HIGH SPECIFICATION FLEET," IS COMPRISED OF "5TH GENERATION DEEPWATER," WHICH REFERS TO THE LATEST GENERATION OF SEMISUBMERSIBLE RIGS AND DRILLSHIPS POSSESSING THE LATEST TECHNICAL DRILLING CAPABILITIES AND THE ABILITY TO OPERATE IN WATER DEPTHS IN EXCESS OF 7,000 FEET, "OTHER DEEPWATER," WHICH REFERS TO SEMISUBMERSIBLE RIGS AND DRILLSHIPS THAT POSSESS THE ABILITY TO DRILL IN WATER DEPTHS EQUAL TO OR GREATER THAN 4,500 FEET AND "OTHER HIGH SPECIFICATION," COMPRISED OF FOUR OF THE COMPANY'S PREMIUM HARSH ENVIRONMENT RIGS, THE SEMISUBMERSIBLES HENRY GOODRICH, PAUL B. LOYD, JR., TRANSOCEAN ARCTIC AND POLAR PIONEER. THE PREVIOUS CATEGORY ENTITLED "MID-WATER FLEET" HAS BEEN RENAMED "OTHER FLOATERS," WHICH REPRESENTS SEMISUBMERSIBLE RIGS AND DRILLSHIPS THAT POSSESS THE ABILITY TO DRILL IN WATER DEPTHS OF UP TO 4,499 FEET.

                             Transocean Inc. Fleet

[TRANSOCEAN LOGO]               Transocean Inc. (NYSE: RIG) Monthly Fleet Update

Updated : April 27, 2004
NEW CONTRACTS AND CONTRACT EXTENSIONS NOTED IN BOLD

--------------------------------
|  DYNAMICALLY POSITIONED = *  |
--------------------------------                                                      CURRENT                     CURRENT   PREVIOUS
                                   YR.       WATER                                   CONTRACT                     CONTRACT  CONTRACT
                       FLOATER   ENTERED     DEPTH  DRILLING                        START/IDLE   ESTIMATED(2)     DAYRATE    DAYRATE
RIG TYPE/NAME           TYPE    SERVICE(1)   (FT.)   DEPTH   LOCATION    CLIENT        DATE       EXPIRATION        (3)        (3)
                       -------  ----------  ------- -------- -------- ------------- ----------  ---------------   --------  --------
HIGH SPECIFICATION FLOATERS:
5th GENERATION DEEPWATER(13)
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Discoverer Deep Seas   ship *      2001     10,000  35,000    USGOM   ChevronTexaco   Jan-01             Jan-06   $205,000       N/A
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Discoverer Enterprise  ship *      1999     10,000  35,000    USGOM        BP         Dec-99             Dec-04   $198,600       N/A
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                              USGOM        BP         DEC-04             DEC-07   $182,500  $198,600
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Discoverer Spirit      ship *      2000     10,000  35,000    USGOM      Unocal       Sep-00             Sep-05   $204,000       N/A
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Deepwater Discovery    ship *      2000     10,000  30,000   Enroute                  Apr-04
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                            Pakistan     Total        May-04             Jun-04   $165,000  $179,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Deepwater Frontier     ship *      1999     10,000  30,000   Brazil    Petrobras      Mar-04             Jan-06   $145,000  $158,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Deepwater Millennium   ship *      1999     10,000  30,000    USGOM     Dominion      Apr-04             May-04   $135,000  $145,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                              USGOM     Dominion      May-04             May-04   $130,000  $135,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                              USGOM    Kerr-McGee     Aug-04             Oct-04   $193,500  $165,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Deepwater Pathfinder   ship *      1998     10,000  30,000    USGOM   ChevronTexaco   Jan-04             Jun-04   $135,000  $164,400
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                            E. Canada   Marathon      Jul-04             Oct-04   $157,300  $135,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Deepwater
 Expedition(9)         ship *      1999     10,000  30,000   Brazil    Petrobras      Oct-99             Sep-05   $135,000       N/A
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Deepwater Horizon      semi *      2001     10,000  30,000    USGOM        BP         Sep-01             Sep-04   $200,000       N/A
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                              USGOM        BP         SEP-04             SEP-05   $165,000  $200,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Cajun Express          semi *      2001      8,500  25,000    USGOM     Dominion      Feb-04             May-04    $90,000  $125,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                              USGOM   ChevronTexaco   May-04             Aug-04   $150,000  $125,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Deepwater Nautilus(4)  semi        2000      8,000  30,000    USGOM      Shell        Jun-00             Jun-05   $201,800       N/A
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Sedco Energy           semi *      2001      7,500  25,000   Nigeria  ChevronTexaco   May-03             Oct-04   $181,400  $176,100
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Sedco Express(9)       semi *      2001      7,500  25,000   Brazil    Petrobras      Jan-03             Aug-04   $125,000  $110,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
OTHER DEEPWATER(15)
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Deepwater Navigator    ship *      2000      7,200  25,000   Brazil    Petrobras      Jul-03             Jul-04    $94,300   $99,300
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Discoverer 534         ship *   1975/1991    7,000  25,000    India     RELIANCE      DEC-03             JUN-04   $110,000  $110,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Discoverer Seven Seas  ship *   1976/1997    7,000  25,000    India       ONGC        Feb-04             Feb-07   $125,000  $125,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Transocean Marianas    semi        1998      7,000  25,000    USGOM    KERR-MCGEE     MAY-04             JUN-04    $85,000   $75,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Sedco 707(9)           semi *   1976/1997    6,500  25,000   Brazil    Petrobras      Feb-04             Nov-05   $100,000  $100,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Jack Bates(9)          semi     1986/1997    5,400  30,000    UKNS       Total        Apr-04             Jul-04   $125,000   $80,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Peregrine I(5)         ship *      1996      5,280  25,000   Brazil                   Apr-04               idle              $70,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Sedco 709              semi *   1977/1999    5,000  25,000   Nigeria     Shell        May-04     30-day planned shipyard program
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                             Nigeria                  Jun-04             Jun-04   $150,000  $145,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
M.G. Hulme, Jr.(6)     semi     1983/1996    5,000  25,000   Nigeria     Total        Apr-04             Jun-04    $85,000  $125,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Transocean Richardson  semi        1988      5,000  25,000    Ivory       CNR         Oct-03             Oct-05    $85,000   $45,000
                                                              Coast
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Jim Cunningham         semi     1982/1995    4,600  25,000    Egypt      GUPCO        Aug-03             Jul-04    $67,500   $54,500
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                                                      Aug-04      15-day planned shipyard program
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Sedco 710(9)           semi *      1983      4,500  25,000   Brazil    Petrobras      Oct-01             Oct-06   $109,500   $71,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Transocean Rather      semi        1988      4,500  25,000   Angola    ExxonMobil     Apr-03             May-04    $99,000   $85,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Transocean Leader(10)  semi     1987/1997    4,500  25,000    UKNS                    Feb-04    shipyard program-           $107,500
                                                                                               contract preparation
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                             Norway     Statoil       May-04             Aug-05   $187,000  $107,500
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Sovereign Explorer     semi        1984      4,500  25,000  Las Palmas                Jun-03               idle              $85,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
OTHER HIGH
 SPECIFICATION(4)
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Henry Goodrich         semi        1985      2,000  30,000  E. Canada  Terra Nova     Feb-03             Feb-05   $116,600  $110,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Paul B. Loyd, Jr.      semi        1987      2,000  25,000    UKNS         BP         Mar-04             Mar-05   $120,000  $107,500
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Transocean Arctic      semi        1986      1,650  25,000     NNS                    Mar-04   shipyard program-            $200,000
                                                                                               contract preparation
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Polar Pioneer          semi        1985      1,500  25,000     NNS    Norsk Hydro     Jan-04             Oct-04   $110,200  $106,400
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                               NNS                    Jun-04      21-day planned shipyard program
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                               NNS      Statoil       Oct-04             Jun-06   $172,800  $110,200
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------

                             Transocean Inc. Fleet

[TRANSOCEAN LOGO]               Transocean Inc. (NYSE: RIG) Monthly Fleet Update

Updated : April 27, 2004
NEW CONTRACTS AND CONTRACT EXTENSIONS NOTED IN BOLD

--------------------------------
|  DYNAMICALLY POSITIONED = *  |
--------------------------------                                                      CURRENT                     CURRENT   PREVIOUS
                                   YR.       WATER                                   CONTRACT                     CONTRACT  CONTRACT
                       FLOATER   ENTERED     DEPTH  DRILLING                        START/IDLE   ESTIMATED(2)     DAYRATE    DAYRATE
RIG TYPE/NAME           TYPE    SERVICE(1)   (FT.)   DEPTH   LOCATION    CLIENT        DATE       EXPIRATION        (3)        (3)
                       -------  ----------  ------- -------- -------- ------------- ----------  ---------------   --------  --------
OTHER FLOATERS(25)
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Peregrine III          ship *      1976      4,200  25,000    USGOM                                        idle                  N/A
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Sedco 700              semi     1973/1997    3,600  25,000  E. Guinea   A. Hess       Oct-03             Jul-04    $84,000   $86,500
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Transocean Legend(9)   semi        1983      3,500  25,000   Brazil    Petrobras      May-02             May-04    $55,000   $52,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Transocean Amirante    semi     1978/1997    3,500  25,000    USGOM                   Feb-02               idle              $50,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
C. Kirk Rhein, Jr.     semi     1976/1997    3,300  25,000    USGOM                   Mar-02               idle              $63,500
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Transocean Driller(9)  semi        1991      3,000  25,000   Brazil    PETROBRAS      APR-04             AUG-04    $52,000   $55,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Falcon 100             semi     1974/1999    2,400  25,000    USGOM                   Sep-03               idle              $42,500
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Sedco 703              semi     1973/1995    2,000  25,000  Australia    Apache       Apr-04             May-04    $73,700   $73,200
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                            Australia     BHPB        May-04             Jun-04    $75,000   $73,700
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                            Australia    Apache       Jun-04             Jul-04    $73,700   $75,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                            Australia     Eni         Jul-04             Aug-04    $75,000   $73,700
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                            Australia ChevronTexaco   Aug-04             Aug-04    $72,500   $73,700
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                            Australia   WOODSIDE      AUG-04             SEP-04    $77,000   $72,500
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                            Australia    ANTRIM       SEP-04             OCT-04    $77,000   $77,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Sedco 711              semi        1982      1,800  25,000    UKNS       Shell        Apr-04             Dec-04    $45,100   $43,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Transocean John Shaw   semi        1982      1,800  25,000    UKNS        CNR         Apr-04             Jun-04    $55,000   $45,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                              UKNS                    Jul-04             Aug-04    $50,000   $55,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Sedco 712              semi        1983      1,600  25,000    UKNS                    Nov-03               idle              $47,700
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Sedco 714              semi     1983/1997    1,600  25,000    UKNS       EnCana       Apr-04             Jul-04    $44,500   $40,500
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Actinia                semi        1982      1,500  25,000    Egypt       IEOC        Mar-04             May-04    $44,000   $42,500
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Sedco 600              semi        1983      1,500  25,000  Singapore                 Mar-04    shipyard program-            $52,000
                                                                                               contract preparation
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                             Russia        BP         JUL-04             SEP-04    $60,000   $52,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Sedco 601              semi        1983      1,500  25,000  Indonesia Schlumberger    Jan-04             May-04    $65,000   $58,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Sedneth 701            semi     1972/1993    1,500  25,000   Angola   ChevronTexaco   Nov-03             Sep-04    $63,000   $55,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Sedco 702              semi     1973/1992    1,500  25,000  Australia                 Apr-03               idle              $80,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Transocean Winner      semi        1983      1,500  25,000     NNS                    Aug-02               idle             $120,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Transocean Searcher    semi     1983/1988    1,500  25,000     NNS      Statoil       Jul-03             Jul-04   $103,800  $105,800
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                               NNS      Statoil       Aug-04             May-05   $111,000  $103,800
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Transocean Prospect    semi     1983/1992    1,500  25,000    UKNS                    Oct-02               idle              $98,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Transocean Wildcat     semi     1977/1985    1,300  25,000    UKNS                    Oct-01               idle              $85,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Transocean Explorer    semi        1976      1,250  25,000    UKNS                    Jan-99               idle             $145,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
J.W. McLean            semi     1974/1996    1,250  25,000    UKNS      Oilexco       Jan-04             May-04    $50,000   $46,500
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Sedco 704              semi     1974/1993    1,000  25,000    UKNS        ADTI        Mar-04             May-04    $55,000   $45,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Sedco 706              semi     1976/1994    1,000  25,000    UKNS                    Sep-03               idle              $57,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------

                             Transocean Inc. Fleet

[TRANSOCEAN LOGO]               Transocean Inc. (NYSE: RIG) Monthly Fleet Update

Updated : April 27, 2004
NEW CONTRACTS AND CONTRACT EXTENSIONS NOTED IN BOLD

--------------------------------
|  DYNAMICALLY POSITIONED = *  |
--------------------------------                                                      CURRENT                     CURRENT   PREVIOUS
                                   YR.       WATER                                   CONTRACT                     CONTRACT  CONTRACT
                       FLOATER   ENTERED     DEPTH  DRILLING                        START/IDLE   ESTIMATED(2)     DAYRATE    DAYRATE
RIG TYPE/NAME           TYPE    SERVICE(1)   (FT.)   DEPTH   LOCATION    CLIENT        DATE       EXPIRATION        (3)        (3)
                       -------  ----------  ------- -------- -------- ------------- ----------  ---------------   --------  --------
JACKUPS(26)
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Interocean III                  1978/1993      300  25,000    Egypt      Devon        May-03             Sep-04    $38,000   $39,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Shelf Explorer                     1982        300  20,000  E. Guinea   Marathon      Oct-03             Jul-04    $58,000   $72,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Transocean Comet                   1980        250  20,000    Egypt      GUPCO        Oct-03             Oct-05    $32,000   $27,300
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Transocean Mercury              1969/1998      250  20,000    Egypt      GUPCO        Dec-03             Jun-04    $34,000   $30,500
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Transocean Nordic                  1984        300  25,000    India     RELIANCE      FEB-04             SEP-04    $57,800   $72,100
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Trident II                      1977/1985      300  25,000    India       ONGC        May-03             May-06    $60,000   $34,900
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Trident IV                      1980/1999      300  25,000   Enroute                  Apr-04             60-day              $59,900
                                                                                               mobilization/shipyard program
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Trident VI                         1981        220  21,000  Cameroon                  Jan-04               idle              $53,200
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Trident VIII                       1982        300  21,000    Congo   ChevronTexaco   Dec-03             May-04    $35,000   $59,100
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Trident IX                         1982        400  20,000   Vietnam      JVPC        Nov-03             Aug-04    $56,300   $65,250
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                             Vietnam      JVPC        Aug-04             Aug-05    $60,000   $56,300
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Trident XII                     1982/1992      300  25,000    India       ONGC        Nov-03             Nov-06    $62,250   $57,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Trident XIV                     1982/1994      300  20,000    Congo                   Jul-03               idle              $75,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Trident 15                         1982        300  25,000  Thailand     Unocal       Feb-03             Feb-05    $53,500   $70,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Trident 16                         1982        300  25,000  Thailand     PTTEP        Jan-04             Jun-04    $44,000   $53,500
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                            Thailand  ChevronTexaco   Jun-04             Jun-04    $53,000   $44,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Trident 17                         1983        355  25,000   Vietnam    Carigali      Sep-03             May-04    $62,000   $55,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                             Vietnam    CARIGALI      MAY-04             JAN-06    $57,500   $62,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Trident 20                         2000        350  25,000   Caspian    Petronas      Apr-04             Dec-04    $90,000   $89,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Ron Tappmeyer                      1978        300  25,000    India       ONGC        Nov-03             Nov-06    $62,250   $50,100
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Randolph Yost                      1979        300  25,000    India       ONGC        Nov-03             Nov-06    $60,750   $64,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
D.R. Stewart                       1980        300  25,000    Italy       Eni         Mar-03             Mar-05    $51,000   $35,500
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
G.H. Galloway                      1984        300  25,000    Italy       Eni         Jul-02             Jul-04    $48,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                              Italy       ENI         JUL-04             JUL-05    $51,000   $48,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Harvey H. Ward                     1981        300  25,000  Malaysia    Talisman      Jul-02             Jul-04    $45,000   $44,900
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                            Malaysia    TALISMAN      JUL-04             JUL-05    $46,350   $45,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Roger W. Mowell                    1982        300  25,000  Malaysia    Talisman      Dec-02             Nov-04    $45,000   $54,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                            Malaysia    TALISMAN      NOV-04             NOV-05    $46,350   $45,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
J.T. Angel                         1982        300  25,000    India       ONGC        May-02             May-04    $50,000   $50,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
F.G. McClintock                    1975        300  25,000    India       ONGC        Oct-02             Oct-04    $50,000   $55,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
C.E. Thornton                      1974        300  25,000    India       ONGC        Jun-02             Jun-04    $45,000   $52,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Jupiter                         1981/1997      170  16,000     UAE                    Sep-98               idle
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------

                             Transocean Inc. Fleet

[TRANSOCEAN LOGO]               Transocean Inc. (NYSE: RIG) Monthly Fleet Update

Updated : April 27, 2004
NEW CONTRACTS AND CONTRACT EXTENSIONS NOTED IN BOLD

--------------------------------
|  DYNAMICALLY POSITIONED = *  |
--------------------------------                                                      CURRENT                     CURRENT   PREVIOUS
                                   YR.       WATER                                   CONTRACT                     CONTRACT  CONTRACT
                       FLOATER   ENTERED     DEPTH  DRILLING                        START/IDLE   ESTIMATED(2)     DAYRATE    DAYRATE
RIG TYPE/NAME           TYPE    SERVICE(1)   (FT.)   DEPTH   LOCATION    CLIENT        DATE       EXPIRATION        (3)        (3)
                       -------  ----------  ------- -------- -------- ------------- ----------  ---------------   --------  --------
SELF-ERECTING TENDERS(4)
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Searex 9                           1981        400  20,000    Congo                   Apr-04               idle              $42,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Searex 10                       1983/1994      450  21,000   Nigeria      Eni         Oct-03             Aug-04    $44,000   $43,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                                                      Jul-04   28-day planned shipyard program
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Charley Graves                     1975        500  20,000  Malaysia                  May-03             May-04    $40,000   $40,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
W.D. Kent                          1977        400  20,000  Malaysia                  Jan-03               idle              $35,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------

NON-U.S. DRILLING BARGES(4)
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Searex 4                        1981/1989       21  25,000  Singapore                 Apr-04   shipyard program-
                                                                                               contract preparation
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
                                                            Indonesia    TOTAL        JUL-04             JUL-09    $39,200
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Searex 6                        1981/1991       25  25,000  Cameroon                  Jul-02               idle              $27,500
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Searex 12                       1982/1992       25  25,000   Nigeria     Shell        Aug-02             Jun-04    $39,000   $37,000
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Hibiscus(7)                     1979/1993       25  16,000  Indonesia    Total        Jan-04             Jan-07    $47,700   $44,300
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------

PLATFORM RIGS(1)
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Cliffs #1                        1988/98            18,000    China                                        idle
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------

OTHER(2)
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Joides Resolution(8)   ship *      1978     27,000  30,000    Japan      Japex        Dec-03             Apr-04    $88,750   $49,200
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------
Sedco 135D                      1966/77/01     600           Brazil       SLB         Jun-01             Jun-09    $28,500
----------------------          ----------  ------  ------- --------- ------------- ---------- -----------------  --------  --------

Footnotes:

 (1) Dates shown are the original service date and the date of the most recent upgrade, if any.

 (2) Expiration dates represent the company's current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two contracts in continuation, so the second line shows the estimated earliest availability. Many contracts permit the client to extend the contract. (3) Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig's operating performance against a performance curve. (4) The rig is leased from its owner, an unrelated third party, pursuant to a fully defeased lease arrangement.

 (5) Although originally constructed in 1982, this unit was substantially upgraded in 1996.

 (6) Accounted for as an operating lease as a result of the sale/leaseback transaction in November 1995.

 (7) Owned by a joint venture in which the company has a 75% interest.

 (8) Operated under a management contract with the rig's owner. The rig is currently engaged in scientific geological coring activities and is owned by a joint venture in which the company has a 50% interest. Dayrate indicated reflects 100% of contract rate.

 (9) Current contract provides for a bonus incentive opportunity not reflected in the stated current contract dayrate.

(10) Dayrate reflects an average to be paid over the estimated 450-day contract period. The rig will receive a dayrate higher than the average when utilized in deep water and lower than the average when in a shallow depth.


                             Transocean Inc. Fleet
                                                                          Page 5